                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                AMENDMENT NO. 1

                                       TO

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      Date of Report:  November 12, 1999
             (Date of earliest event reported:  September 2, 1999)

                              CAIS INTERNET, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                          000-26103                        52-2066769
(State or other jurisdiction       (Commission File Number)       (IRS Employer Identification
      of incorporation)                                                        No.)

          1255 22/nd/ Street, N.W., Washington, D.C.           20037
               (Address of Principal Executive Offices)    (Zip Code)

                                 (202) 715-1300
              (Registrant's telephone number, including area code)

                                Not applicable.
         (Former name or former address, if changed since last report)
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

   On September 16, 1999, CAIS Internet, Inc. filed with the Securities and Exchange Commission a Current Report on Form 8-K (the "Form 8-K") with respect to the acquisition of Atcom, Inc. on September 2, 1999. This amendment is being filed for the purpose of including financial statements and pro forma financial information and should be read in conjunction with the Form 8-K.

   (a)  Financial Statements of Atcom, Inc.

   The historical financial statements of Atcom, Inc. required by this item are set forth in Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

   (b)  Pro Forma Financial Information.

   The pro forma financial information required by this item is set forth in
Exhibit 99.2 to this Current Report on Form 8-K/A and is incorporated herein by reference.

   (c) Exhibits

   99.1 Financial Statements of Atcom, Inc.

   99.2 Pro Forma Financial Information.

                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CAIS INTERNET, INC.



                              By:   /s/ Ulysses G. Auger, II
                                  -----------------------------
                                     Ulysses G. Auger, II
                                     Chief Executive Officer and
                                     Chairman

Date:  November 12, 1999

                              CAIS INTERNET, INC.

                                 EXHIBIT INDEX


Exhibit
Number              Description
------              -----------

   99.1   Financial Statements of Atcom, Inc.

   99.2   Unaudited Pro Forma Condensed Combined Financial Information.